EXHIBIT 10.7

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS AGREEMENT (the "Agreement") supplements and amends the Credit Agreement dated as of May 28, 1998 (the "Credit Agreement") by and among Engle Homes, Inc., a Florida corporation, as Borrower (the "Borrower"), the Banks named therein and party thereto, as Banks, SunTrust Bank South Florida National Association, a national banking association, as Administrative Agent (the "Administrative Agent" or "Agent"), and NationsBank, N.A., a national banking association, as Documentation Agent (the "Documentation Agent"), and is made as of this 26th day of May, 1999 by and among the Borrower, the Subsidiaries (defined in the Credit Agreement) of Borrower existing as of the date of this Agreement, the Banks now party to the Credit Agreement, and the Administrative Agent. As of the date of this Agreement, Bank of America National Trust and Savings Association is the successor in interest to NationsBank, N.A. and The First National Bank of Chicago is the successor in interest to Bank One, Arizona, N.A.

                                    RECITALS:

         WHEREAS, the Borrower, the Banks party to the Credit Agreement, and the Administrative Agent executed and delivered the Credit Agreement; and

         WHEREAS, the Borrower, the Subsidiaries (defined in the Credit Agreement) of Borrower existing as of the date of this Agreement, the Banks now party to the Credit Agreement, and the Administrative Agent desire to recognize certain changes and amend the Credit Agreement, all as expressly set forth in this Agreement;

                              W I T N E S S E T H:

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiaries (defined in the Credit Agreement) of Borrower existing as of the date of this Agreement, the Banks now party to the Credit Agreement, and the Administrative Agent and do hereby covenant and agree as follows:

         1.       RECITALS ARE TRUE AND CORRECT; AND DEFINED TERMS.

                  The foregoing Recitals are true and correct and form a part of this Agreement and any capitalized terms not defined in this Agreement shall have the meanings set forth in the Credit Agreement.

         2.       CHANGES IN COMMITMENTS AND BANKS.

                  (a) Effective as of May 7, 1999, Borrower permanently reduced the Aggregate Commitment from $170,000,000.00 to $100,000,000.00 and, therefore, each Bank's Commitment ratably in proportion to the ratio that its respective Commitment bears to the Aggregate
                           Commitment, in accordance with the terms of Section 2.5(d) of the Credit Agreement. In addition, Borrower delivered an Extension Request pursuant to Section 2.21(a) of the Credit Agreement, requesting a one-year extension of the Facility Maturity Date from May 29, 2001 to May 29, 2002, and all of the Banks approved the Extension Request, except for Banque Paribas and Credit Lyonnais, Atlanta Agency, both of whose respective Commitments, as so reduced pursuant to Section 2.5(d) of the Credit Agreement, were prior to the date of this Agreement assigned to and accepted by SunTrust, in its capacity as a Bank, thus increasing its Commitment by the amount of the Commitments so assigned.

                  (b) SCHEDULE "A" attached hereto and incorporated herein replaces SCHEDULE "A" to the Credit Agreement and sets forth each of the Banks now party to the Credit Agreement and their respective Commitments as of the date of this Agreement, after giving effect to the changes described in paragraph (a) of this Section of this Agreement.

                  (c) The Notes originally issued to each Bank party to this Agreement shall continue to evidence all Loans now or hereafter made by or owing to such Bank, notwithstanding the foregoing changes, since each Bank's Commitment, as so reduced, and in the case of SunTrust, as so reduced and then so increased, is now less than the original stated principal amount of its respective Note.

         3.       BILTMORE SOUTH CORP.

                  Biltmore South Corp. has been released as a Guarantor and from its liability on the Guaranty with the consent of all parties hereto, based on Borrower's representation and warranty reaffirmed hereby that Biltmore South Corp. is no longer a Subsidiary of Borrower.

         4.       OTHER MODIFICATIONS TO THE CREDIT AGREEMENT.

                  a.       FACILITY MATURITY DATE.

                           (i) The definition of "Facility Maturity Date" in
                  Article I of the Credit Agreement is hereby amended and restated to read as follows:

                           "Facility Maturity Date" means May 29, 2002, as the same may be extended for two years as provided in
                           Section 2.21."

                           (ii) The first sentence of paragraph (a) of Section
                  2.21 of the Credit Agreement is amended and restated to read as follows:

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

                           "Borrower may request a single, two-year extension of the Facility Maturity Date by submitting a written request for an extension to Agent (an "Extension Request") no earlier than 630 days and no later than two years after May 28, 1998, the date of this Credit Agreement."

                           (iii) Consistent with the foregoing provisions of
                  this paragraph (a) of this Section 4 of this Agreement, all other references to "one (1) year" in Section 2.21 of the Credit Agreement are hereby amended and restated to be "two
                  (2) years".

                           (iv) The schedule in paragraph (c) of Section 2.5 of
                  the Credit Agreement, showing the extension fee payable if the Facility Maturity Date is extended pursuant to the provisions of Section 2.21 of the Credit Agreement, is hereby amended and restated to be as follows:

              --------------------------------------------------------------------------------
                              BANK'S                                 EXTENSION FEE
                            COMMITMENT               (as a percentage of Bank's Commitment)
              --------------------------------------------------------------------------------
                      $30,000,000.00 or more                             .10 %
              --------------------------------------------------------------------------------
                 $20,000,000.00 to $29,999,999.99                       .070 %
              --------------------------------------------------------------------------------
                 $10,000,000.00 to $19,999,999.99                       .035 %
              --------------------------------------------------------------------------------

                  b.       BORROWING BASE.

                           Clause (i) in the definition of "Borrowing Base" in
                  Article I of the Credit Agreement is hereby amended and restated to read as follows:

                            "(i) 100% of all Housing Unit Costs, plus."

                  c.       LETTER OF CREDIT FACILITY LIMITATION.

                           The reference to `"$10,000,000"' in clause (ii) of
                  Section 4.2 of the Credit Agreement is hereby amended and restated to be "$15,000,000".

                  d.       INDEBTEDNESS LIMITATION.

                           Clause (viii) of Section 8.2 of the Credit Agreement
                  is hereby amended and restated to read as follows:

                           "(viii) Contingent Indebtedness with respect to undrawn Letters of Credit, banker's acceptances, and performance, completion, guarantee, surety, construction and similar bonds entered into the ordinary course of business not to exceed in the aggregate at any time outstanding $35,000,000, excluding such Contingent Indebtedness of or on behalf of Engle Homes/Pembroke, Inc."

         5.       REPRESENTATIONS AND WARRANTIES.

                  Borrower represents and warrants that: (a) the representations and warranties in the Credit Agreement are true in all materials respects as of the date hereof (both before and after giving effect to this Agreement); and (b) no Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof (both before and after giving effect to this Agreement).

         6.       CONDITIONS PRECEDENT.

                  The effectiveness of this Agreement is subject to the receipt by the Agent of the following:

                           a. At least ten (10) original counterparts of this Agreement, duly executed by all signatories hereto; and

                           b. Any and all additional certificates, opinions, agreements, instruments, documents and assurances as the Agent may reasonably request.

         7.       CONSENT OF GUARANTORS.

                  Each of the Subsidiaries has joined into the execution of this Agreement for the purposes of consenting to this Agreement in their capacity as Guarantors and ratifying the Guaranty, which remains in full force and effect in accordance with its terms, and for the further purpose of confirming that each of them remains liable as a Guarantor on the Guaranty and that such liability is not in any way altered, diminished or impaired by this Agreement.

         8. EFFECT OF THIS AGREEMENT.

                  This Agreement supplements and amends the Credit Agreement and constitutes a part of the Credit Agreement and one of the Loan Documents. Except as specifically supplemented or amended by this Agreement, the Credit Agreement and all other Loan Documents are hereby ratified and each shall remain in full force and effect according to their respective terms.

         9.       CLAIMS AND DEFENSES.

                  The Borrower and each Subsidiary represents and warrants to each of the other parties to this Agreement that there is no defense or right of offset against any Obligations, and the Borrower and each Subsidiary hereby waives, and releases, acquits, satisfies, and forever discharges each of the other parties to this Agreement and their respective officers, directors, shareholders and agents (collectively, "Released Parties") from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which the Borrower or any Subsidiary ever had, now has or which any legal representative, successor or assign of any of them can, shall, or may have against any of the Released Parties for, upon or by reason of any matter, cause or thing whatsoever from the beginning of time to the date of this Agreement, including, without limitation, any such matter, cause or thing arising out of or with respect to the Guaranty or any of the Loan Documents, excluding only those obligations of the Agent and Banks expressly set forth in the Loan Documents to the extent arising on or after the date of this Agreement.

         10.      SUCCESSORS AND ASSIGNS.

                  This Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns; provided, however, that no party may assign, and no Person shall succeed to, any rights, powers, duties or obligations in violation of the Credit Agreement or other Loan Documents.

         11.      CAPTIONS.

                  All captions or headings contained in this Agreement are provided for convenience and ease of reference only, and are in no way intended to, nor shall they, form a part of or limit, restrict or define the scope or content of this Agreement.

         12.      GOVERNING LAW.

                  This Agreement shall be governed by and construed according to the laws of the State of Florida.

         13.      COUNTERPARTS.

                  This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be and constitute an original and one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                             BORROWER:

                             ENGLE HOMES, INC., a Florida corporation

                             By: /S/ DAVID SHAPIRO
                                 -----------------------------------------------
                                   Name: David Shapiro
                                   Title: Vice President
                                                                          (SEAL)

                             GUARANTORS:

                             ENGLE HOMES/ORLANDO, INC.,
                             ENGLE HOMES/PALM BEACH, INC.,
                             ENGLE HOMES/BROWARD, INC.,
                             ENGLE HOMES/PEMBROKE, INC.,
                             ENGLE HOMES/GULF COAST, INC.,
                             ENGLE HOMES/ATLANTA, INC.
                             (f/k/a Engle Homes/Dade, Inc.),
                             ENGLE HOMES/SOUTHWEST FLORIDA, INC.
                             (f/k/a Engle Homes/Naples, Inc.),
                             ENGLE HOMES/LAKE BERNADETTE, INC.,
                             ENGLE HOMES/COLORADO, INC.
                             (f/k/a Park Engle Homes, Inc.),
                             ENGLE HOMES/ARIZONA, INC.
                             (f/k/a Engle Homes/Maryland, Inc.),
                             ENGLE HOMES/NORTH CAROLINA, INC.,
                             ENGLE HOMES/TEXAS, INC.,
                             ENGLE HOMES/VIRGINIA, INC.,
                             GREENLEAF HOMES, INC.,
                             PREFERRED BUILDERS REALTY, INC.,
                             PREFERRED HOME MORTGAGE COMPANY,
                             UNIVERSAL LAND TITLE, INC.,
                             PEMBROKE FALLS REALTY, INC.,
                             ST. TROPEZ AT BOCA GOLF, INC.,
                             ENGLE HOMES/JACKSONVILLE, INC. and
                             BANYAN TRAILS, INC., each a Florida corporation, ENGLE HOMES/ARIZONA CONSTRUCTION, INC., an Arizona corporation, and
                             UNIVERSAL LAND TITLE OF COLORADO, INC.,
                             a Colorado corporation, and
                             ENGLE HOMES REALTY, INC., a Georgia corporation

                             By: /S/ DAVID SHAPIRO
                                 -----------------------------------------------
                                   Name:  David Shapiro
                                   Title: Vice President

                                                               (CORPORATE SEALS)

                             BANKS:

                             SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION

                             By: /S/ JEFFREY I. SHULMAN
                                 -----------------------------------------------
                                   Name: Jeffrey I. Shulman
                                   Title: Senior Vice President

                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, a national banking association, successor in interest to NationsBank, N.A.

                             By:  /S/ MARK W. LARIVIERE
                                  ----------------------------------------------
                                   Name:  Mark W. Lariviere
                                   Title:  Vice President

                             GUARANTY FEDERAL BANK, FSB

                             By: /S/ LINDA B. GARCIA
                                  ----------------------------------------------
                                   Name:   Linda B. Garcia
                                   Title:   Vice President

                             THE FIRST NATIONAL BANK OF CHICAGO, successor in interest to Bank One, Arizona, N.A.

                             By:  /S/ CHRIS FLYNN
                                  ----------------------------------------------
                                   Name:   Chris Flynn
                                   Title:   Corporate Banking Officer

                             BANKBOSTON, N.A.

                             By:  /S/ KEVIN C. HAKE
                                  ----------------------------------------------
                                   Name: Kevin C. Hake
                                   Title: Director

                             NORWEST BANK COLORADO, NATIONAL ASSOCIATION

                             By:  /S/ ALISON GALLAGHER
                                  ----------------------------------------------
                                   Name: Alison Gallagher
                                   Title: Vice President

                             AGENT:

                             SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association

                             By: /S/ JEFFREY I. SHULMAN
                                  ----------------------------------------------
                                   Name: Jeffrey I. Shulman
                                   Title: Senior Vice President

                                  SCHEDULE "A"

                         Existing Banks and Commitments



SunTrust Bank, South Florida, National Association                  $38,235,294

Bank of America National Trust and Savings Association              $17,647,059

Guaranty Federal Bank, FSB                                          $14,705,882

BankBoston, N.A.                                                    $11,764,706

The First National Bank of Chicago                                  $11,764,706

Norwest Bank, Colorado, N.A.                                         $5,882,353


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